# AMENDMENT No. 4
# TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 4 to the Sponsored Research Agreement ("Amendment") is made and entered into as of November 6, 2023 by and between Cell Source Limited ("Cell Source") and The University of Texas M.D. Anderson Cancer Center ("MD Anderson"), a member institution of The University of Texas System ("System").

RECITALS

A. Cell Source and MD Anderson entered into a Sponsored Research Agreement dated November 28, 2018 (the "Agreement"), which was amended on December 2nd, on October 18th, 2021 and on November 15th, 2022.

B. Cell Source and MD Anderson wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1. The term of the agreement will be extended by one year, commencing on November 28th, 2023 through November 27th, 2024.
2. Exhibit A of the Agreement shall include, as replacement and update to Exhibit A, the Exhibit attached hereto which describes the Work Plan for the Year starting 28th of November 2023 and ending 27th of November 2024.
3. Exhibit B of the Agreement shall include, as replacement and update to Exhibit B, the Exhibit attached hereto which describes the budget for the Year starting 28th of November 2023 and ending 27th of November 2024. As per the amended budget, the quarterly payments for the coming year will be $324,000 per quarter.
4. Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Cell Source and MD Anderson have entered into this Amendment effective as of the date first set forth above.

| CELL SOURCE | THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER |
|---|---|
| By: [signature] | By: DocuSigned by: [signature] |
| Itamar Shimrat | Name Amy M Moritz |
| Chief Executive Officer | Title Associate Director, ORA |
| Date: 11/6/2023 | Date: 11/6/2023 |

Read & Understood:

DocuSigned by: [signature]

Dr. Yair Reisner
Principal Investigator

Amended Exhibit A

Reisner Yair

**Work plan for Cell Source: 28 November 2023 – 27 November 2024**

1. **Studies with human cells:**

**Human VETO-project:**

**A. Optimize transfection of anti-viral veto cells (Tcm) with clinical grade CD19CAR vector from Baylor.**

1. Continue to optimize cryopreservation of veto Tcm transduced with clinical grade vector, including efficacy of tumor killing after thawing in the NSG mouse model. This is critical for off-the-shelf applications.
2. Perform all the preclinical studies required for upscaling as a prelude for the technical runs at the GMP facility.
3. Particpate in the technical runs at the GMP facility.
4. Prepare abstract to ASH and submit a paper describing the transduction of veto Tcm with clinical grade CD19CAR.

**B. Optimize the use of Veto cells bound by clinical grade bispecific antibodies**

1. Continue to optimize cell recovery after incubation with the bispecific antibody directed at CD19 ( Blincyto) .
2. Perform all the preclinical studies required for upscaling Blincyto conjugated TCM as a prelude for the technical runs at the GMP facility.
3. Particpate in the technical runs at the GMP facility.
4. Begin to test the potential use of a bispecific antibody directed against BCMA (a specific marker of myeloma). A clinical grade bispecific antibody is now available for use in the US (Elrexfio, Pfizer).

**C. Continue to Investigate in NSG mice the potential use of Veto-CAR cells directed against PR1 antigen expressed on AML tumor cells (in collaboration with Jeff Moldrem Lab).**

**D. Characterize the genetic signature of our anti-viral Tcm by SCRNAseq.**

**E. Routine testing of anti-viral activity of Tcm from each donor in our clinical trial.**

**F. Routine testing of immune reconstitution and immune tolerance induction in patients undergoing transplantation in our clinical trial .**

**2. Mouse studies:**

**A . Continue to investigate potential evasion of Tcm from NK mediated killing.**

1. Complete our studies showing the inhibitory role of Tcm in NK mediated allograft rejection.
2. Investigate the mechanism of the inhibitory activity of veto Tcm on NK mediated alloreactivity by targeting potnetial NK activating receptors.

**B. Investigate potnetial small molecules that could enhance the regulatory activity of veto Tcm. In particular the role of apoptosis inhibitors such as FLIP will be interrogated**.

* The proposed plan might be changed according to progress, and therefore, while some aims will be intensively investigated, others might not be performed.

**Amended Budget**
**Exhibit B**

| Personnel | Base Salary | Cal Mths. | Effort | Salary | Fringe | Total | Grand Total |
|---|---|---|---|---|---|---|---|
| PI* | $ 364,500.00 | 12.00 | 23% | $ 83,835.00 | $ 23,473.80 | $ 107,308.80 | $ 107,308.80 |
| Scientific Mgr | $ 145,000.00 | 12.00 | 100% | $ 145,000.00 | $ 40,600.00 | $ 185,600.00 | $ 185,600.00 |
| Lab Manager | $ 87,000.00 | 12.00 | 100% | $ 87,000.00 | $ 24,360.00 | $ 111,360.00 | $ 111,360.00 |
| Asistance professor | $ 78,000.00 | 12.00 | 50% | $ 39,000.00 | $ 10,920.00 | $ 49,920.00 | $ 49,920.00 |
| Lab Technician | $ 56,000.00 | 12.00 | 100% | $ 56,000.00 | $ 15,680.00 | $ 71,680.00 | $ 71,680.00 |
| Graduate Student | $ 34,000.00 | 12.00 | 100% | $ 31,539.50 | $ 8,831.06 | $ 40,370.56 | $ 40,370.56 |
| **Salary Total** | | | | | | **$ 566,239.36** | **$ 566,239.36** |
| | * PI salary will start paying from March 1st | | | | | | |
| **Equipment or software** | * Max of %40 from NIH salary | | | | | | |
| Computer | | | | | | | |
| **Consultant Costs** | | | | | | | |
| **Total** | | | | | | $ 566,239.36 | $ 566,239.36 |
| **Supplies** | | | | | | | |
| Reagents, antibodies, pippettes, misc lab supplies | | | | | | **$ 175,901.00** | **$ 175,901.00** |
| Animal cost & Maintenance | | | | | | **$ 42,860.00** | **$ 42,860.00** |
| **Travel (Domestic)** | | | | | | **$ 5,000.00** | **$ 5,000.00** |
| **Travel (International)** | | | | | | **$ 10,000.00** | **$ 10,000.00** |
| **Total** | | | | | | **$ 233,761.00** | **$ 233,761.00** |
| **Other Direct Costs** | | | | | | | |
| **Total** | | | | | | **$ -** | **$ -** |
| **Direct Costs** | | | | | | $ 800,000.36 | $ 800,000.36 |
| **Indirect Cost 62%** | | | | | | $ 496,000.22 | $ 496,000.22 |
| **Total Costs** | | | | | | **$ 1,296,000.58** | **$ 1,296,000.58** |

DocuSign

## Certificate Of Completion

Envelope Id: 990FF60063774D59BCE670142CBE4BDC — Status: Completed

Subject: RCTS: ACTION REQUIRED: Document ID #LS2024-00055939-AM4-HB is ready for signature PI: Yair Reisner

Source Envelope:

| | | |
|---|---|---|
| Document Pages: 4 | Signatures: 2 | Envelope Originator: |
| Certificate Pages: 2 | Initials: 0 | MDA_E-Signature |
| AutoNav: Enabled | | 1600 E St. Andrew Place |
| EnvelopeId Stamping: Enabled | | Santa Ana, CA 92799-5125 |
| Time Zone: (UTC-06:00) Central Time (US & Canada) | | mdaesignature@mdanderson.org |
| | | IP Address: 143.111.84.174 |

## Record Tracking

| | | |
|---|---|---|
| Status: Original<br>11/1/2023 3:48:30 PM | Holder: MDA_E-Signature<br>mdaesignature@mdanderson.org | Location: DocuSign |

| Signer Events | Signature | Timestamp |
|---|---|---|
| Yair Reisner<br>YReisner@mdanderson.org<br>Professor<br>Security Level: Email, Account Authentication (None) | DocuSigned by:<br>Yair Reisner<br>B282DAB1E3274E4...<br><br>Signature Adoption: Pre-selected Style<br>Using IP Address: 143.111.84.117 | Sent: 11/2/2023 4:26:10 PM<br>Resent: 11/6/2023 11:12:34 AM<br>Viewed: 11/6/2023 11:16:38 AM<br>Signed: 11/6/2023 11:17:28 AM |
| **Electronic Record and Signature Disclosure:**<br>Not Offered via DocuSign | | |
| Amy M Moritz<br>alugas@mdanderson.org<br>Associate Director, ORA<br>Ingram Micro OBO UoT MD Anderson CC<br>Signing Group: OSP Institutional Signers<br>Security Level: Email, Account Authentication (None)<br>**Electronic Record and Signature Disclosure:**<br>Not Offered via DocuSign | DocuSigned by:<br>Amy M. Moritz<br>6257A50DD91941A...<br><br>Signature Adoption: Pre-selected Style<br>Using IP Address: 143.111.84.175 | Sent: 11/6/2023 11:17:29 AM<br>Viewed: 11/6/2023 11:47:00 AM<br>Signed: 11/6/2023 11:47:05 AM |

| In Person Signer Events | Signature | Timestamp |
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| Editor Delivery Events | Status | Timestamp |
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| Agent Delivery Events | Status | Timestamp |
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| Intermediary Delivery Events | Status | Timestamp |
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| Certified Delivery Events | Status | Timestamp |
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| Carbon Copy Events | Status | Timestamp |
|---|---|---|
| Loretta N Patterson<br>lnpatter@mdanderson.org<br>Security Level: Email, Account Authentication (None)<br>**Electronic Record and Signature Disclosure:**<br>Not Offered via DocuSign | COPIED | Sent: 11/2/2023 4:26:11 PM |

| Witness Events | Signature | Timestamp |
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| Notary Events | Signature | Timestamp |
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| Envelope Summary Events | Status | Timestamps |
|---|---|---|
| Envelope Sent | Hashed/Encrypted | 11/2/2023 4:26:11 PM |
| Certified Delivered | Security Checked | 11/6/2023 11:47:00 AM |
| Signing Complete | Security Checked | 11/6/2023 11:47:05 AM |
| Completed | Security Checked | 11/6/2023 11:47:05 AM |

| Payment Events | Status | Timestamps |
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